Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TAVIA ACQUISITION CORP. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), Kanat Mynzhanov, Chairman and Chief Executive Officer of the Company, and Askar Mametov, Chief Financial Officer and Director of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	/s/ Kanat Mynzhanov
Kanat Mynzhanov
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: August 12, 2026	/s/ Askar Mametov
Askar Mametov
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)